Exhibit 99.2

INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Apollo Global Management, LLC Pro Forma:
Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the Nine Months Ended September 30, 2012	33
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements	34

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Apollo Global Management, LLC and its subsidiaries (collectively “Apollo” or the “Company”) entered into an Amended and Restated Purchase Agreement (the “Agreement”) with Stone Tower Debt Advisors LLC, Stone Tower Operating LP, Stone Tower Capital LLC, Stone Tower Credit Partners GP LLC, Stone Tower Structured Credit Recovery Partners GP LLC, Stone Tower Structured Credit Recovery Partners II GP LLC, Stone Tower Loan Value Recovery Fund GP LLC, Stone Tower Credit Solutions GP LLC, Stone Tower Credit Strategies GP LLC and certain other persons identified therein (collectively the “Sellers” or “Stone Tower”), dated as of April 2, 2012, to acquire the membership interests of Stone Tower for total consideration, of approximately $237 million (the “Acquisition”). The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by Apollo to reflect its completed acquisition of Stone Tower.

The unaudited pro forma condensed consolidated statement of operations and explanatory notes of Apollo set forth below for the nine months ended September 30, 2012 give effect to the acquisition of Stone Tower accounted for as a business combination, as if the acquisition occurred on January 1, 2012.

The unaudited pro forma condensed consolidated statements of operations are provided for informational purposes only and do not purport to reflect the results of Apollo’s operations had the transaction actually been consummated on January 1, 2012. We have made, in our opinion, all adjustments that are necessary to present fairly the pro forma financial data. The pro forma provision for income taxes may not represent the amounts that would have resulted had Apollo and Stone Tower file consolidated income tax returns during the periods presented.

The purchase accounting adjustments within these unaudited pro forma condensed consolidated financial statements are based on estimates and assumptions and therefore are subject to revision. Final balances at the April 2, 2012 closing may be significantly different than the September 30, 2012 balances used solely for the purposes of developing this pro forma information. In addition, as management receives additional information its analysis of the fair value measurements of certain acquired assets and assumed liabilities could be materially different.

APOLLO GLOBAL MANAGEMENT, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2012

(dollars in thousands, except share data)

	Historical
	Apollo	Stone Tower (g)	Pro Forma Adjustments	Note 2	Combined Apollo Pro Forma
Revenues:
Advisory and transaction fees from affiliates	$112,162	$117	$—		$112,279
Management fees from affiliates	418,115	3,452	134	(a)	421,701
Carried interest income from affiliates	1,170,467	—	10,235	(b)	1,180,702

Total Revenues	1,700,744	3,569	10,369		1,714,682
Expenses:
Compensation and benefits:
Equity-based compensation	435,387	—	—		435,387
Salary, bonus and benefits	204,666	6,702	(1,089)	(c)	210,279
Profit sharing expense	506,308	—	14,533	(c)	520,841
Incentive fee compensation	372	—	—		372

Total Compensation and Benefits	1,146,733	6,702	13,444		1,166,879
Interest expense	29,083	4	(4)	(a),(c)	29,083
Professional fees	39,849	1,845	(137)	(a),(c)	41,557
General, administrative and other	66,810	2,755	677	(c)	70,242
Placement fees	13,344	482	—		13,826
Occupancy	27,360	595	—		27,955
Depreciation and amortization	37,021	133	5,958	(d)	43,112

Total Expenses	1,360,200	12,516	19,938		1,392,654
Other Income:
Net gains (losses) from investment activities	149,957	3,043	(4,019)	(a)	148,981
Net gains from investment activities of consolidated VIEs	(29,913)	(7,168)	—		(37,081)
Income from equity method investments	83,191	8	—		83,199
Interest income	7,093	—	(1,559)	(a)	5,534
Other income (loss), net	1,959,669	977	(876)	(a),(c)	1,959,770

Total Other Income (loss)	2,169,997	(3,140)	(6,454)		2,160,403
Income (loss) before income tax provision	2,510,541	(12,087)	(16,023)		2,482,431
Income tax provision	(47,127)	(368)	(6,903)	(e)	(54,398)

Net Income (Loss)	2,463,414	(12,455)	(22,926)		2,428,033
Net (income) loss attributable to Non-Controlling Interests	(2,323,966)	13,999	31,845	(f)	(2,278,122)

Net Income Attributable to Apollo Global Management (Stone Tower unaudited amounts are not adjusted for Apollo Operating Group non-controlling interest)	$139,448	$1,544	$8,919		$149,911

Net Income Per Class A Share:
Net Income Per Class A Share – Basic and Diluted	$0.93				$1.01

Weighted Average Number of Class A Shares – Basic	126,909,962				126,909,962

Weighted Average Number of Class A Shares – Diluted	129,309,719				129,309,719

See notes to unaudited pro forma condensed consolidated financial statements.

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012, illustrates the effect of the Acquisition as if it was completed on January 1, 2012, and includes all adjustments relating to the events that are directly attributable to the Acquisition, as long as the impact of such events are expected to continue and are factually supportable. This unaudited pro forma condensed consolidated financial information should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•

The historical unaudited consolidated financial statements and related notes thereto and management’s discussion and analysis of financial condition and results of operations of Apollo as of and for the nine months ended September 30, 2012 contained in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2012; and

•

The historical unaudited combined and consolidated financial statements of Stone Tower Capital LLC and Subsidiaries and Affiliates, prepared in accordance with accounting principles generally accepted in the United States of America as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011, which are included as Exhibit 99.1 to the Form 8-K/A to which these financials are attached.

Apollo’s estimated purchase price for Stone Tower has been allocated to the assets acquired and the liabilities assumed based upon management’s estimate of their respective fair values as of April 2, 2012 (the “Acquisition Date”). Such estimates may be subject to revision. In deriving Apollo’s pro forma condensed combined consolidated financial statements, it was assumed that Apollo’s estimated combined statutory tax rate for 2012 is 41%. See Note 2(e).

Certain reclassifications and adjustments have been made to Stone Tower’s historical balances in the unaudited pro forma condensed consolidated financial statements to conform to Apollo’s presentation and accounting policies. These reclassifications are further detailed in Note 2(g). The most significant change is related to the recognition of carried interest income in accordance with Apollo’s revenue recognition policy as further explained in Note 2(b).

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

2.	PRO FORMA ADJUSTMENTS

(a)	Represents adjustments for the deconsolidation of certain investment entities at the Acquisition Date.

	Nine Months Ended September 30, 2012
Deconsolidated revenues, other income and expenses
Management fee revenue	$134
Interest expense	4	(c)
Professional fees	137	(c)
General, administrative and other	3	(c)
Interest income	(1,559)
Other income, net	(876	) (c)
Net losses from investment activities	(4,019)

Total	$(6,176)

(b)	Reflects adjustments to the Stone Tower historical financial statements to conform to Apollo’s revenue recognition policy.

Carried interest income from consolidated variable interest entities of $62.4 million was recorded as an adjustment to the amounts attributable to Non-Controlling Interests in the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012. Additionally, carried interest income from unconsolidated variable interest entities of $10.2 million was recorded as additional carried interest income in the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012.

Nine Months Ended September 30, 2012
Carried interest income from unconsolidated variable interest entities	$10,235

Total	$10,235

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(c)	The pro forma adjustment details for salary, bonus and benefits expenses, profit sharing expense interest expense, professional fees, general, administrative and other expenses and other income are provided below:

	Nine Months Ended September 30, 2012
Salary, bonus and benefits
Expenses that will not recur	$(6,702)
New compensation arrangements resulting from acquisition	5,613

Total Pro Forma Adjustment	$(1,089)

	Nine Months Ended September 30, 2012
Profit sharing expense
New compensation arrangements resulting from acquisition	$14,533

Total Pro Forma Adjustment	$14,533

	Nine Months Ended September 30, 2012
Interest expense
Deconsolidated expenses	$(4	) (a)

Total Pro Forma Adjustment	$(4)

	Nine Months Ended September 30, 2012
Professional Fees
Deconsolidated expenses	$(137	) (a)

Total Pro Forma Adjustment	$(137)

	Nine Months Ended September 30, 2012
General, administrative and other
Travel adjustments	$680
Deconsolidated expenses	(3	) (a)

Total Pro Forma Adjustment	$677

	Nine Months Ended September 30, 2012
Other income
Deconsolidated expenses	$(876	) (a)

Total Pro Forma Adjustment	$(876)

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(d)	Reflects amortization expenses related to the estimated intangible assets recognized in connection with the Acquisition. The Company has determined to use an accelerated amortization method for its intangible assets arising from carried interest, senior fee, subordinate fee and management fee contracts of Stone Tower based on the projected cash flows related to such contracts in the future years. The amortization expense related to these intangible assets included in the unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2012 are as follows:

Nine Months Ended September 30, 2012
Intangible amortization expense	$6,091
Reversal of Stone Tower depreciation and amortization	(133)

Total pro forma adjustment	$5,958

(e)	Represents income tax impact of the pro forma historical results of Stone Tower and certain other pro forma adjustments at the statutory rate in effect during the statement of operations period.

(f)	Includes allocation of pro forma net income attributable to Non-Controlling Interests in certain entities within the Apollo structure (hereinafter referred to as “Apollo Operating Group”) representing their proportionate share of the pro forma historical results of Stone Tower and certain other pro forma adjustments calculated based on the ownership percentages of 65.5%. Additionally, the Non-Controlling Interests pro-forma adjustment includes the allocation of income from consolidated entities. The details of the pro forma adjustments for net income attributable to non-controlling interests are provided below.

Nine Months Ended September 30, 2012
Net (income) loss attributable to Non-Controlling Interests in Apollo Operating Group	$(33,697)
Adjustment to net income attributable to Non-Controlling Interests	65,542

Total Pro Forma Adjustment	$31,845

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(g)	Reclassification adjustments made to Stone Tower’s historical financial statement balances for the three months ended March 31, 2012 to conform to Apollo’s presentation and accounting policies are provided below.

	Historical Stone Tower	Reclass		Adjusted Stone Tower
Revenues:
Advisory and transaction fees from affiliates	$—	$117	(1)	$117
Management fees from affiliates	3,452	—		3,452
Carried interest income from affiliates	—	—		—
Liquidation fees from affiliates	117	(117)	(1)	—

Total Revenues	3,569	—		3,569
Expenses:
Compensation and benefits:
Equity-based compensation	—	—		—
Salary, bonus and benefits	6,702	—		6,702
Profit sharing expense	—	—		—
Incentive fee compensation	—	—		—

Total Compensation and Benefits	6,702	—		6,702
Interest expense	4	—		4
Professional fees	1,915	(70)	(2),(3)	1,845
Travel and entertainment	1,001	(1,001)	(4)	—
General, administrative and other	698	2,057	(4)	2,755
Placement fees	—	482	(2)	482
Information services	1,056	(1,056)	(4)	—
Portfolio administration	412	(412)	(3)	—
Occupancy	595	—		595
Depreciation and amortization	133	—		133

Total Expenses	12,516	—		12,516
Other Income:
Net (losses) gains from investment activities		3,043	(5)	3,043
Net investment income from partnership investments in Master Funds	3,043	(3,043)	(5)	—
Net gains from investment activities of consolidated VIEs	(7,168)	—		(7,168)
Income from equity method investments	8	—		8
Other—than-temporary impairment charge on available-for-sale securities	—	—		—
Interest income	—	—		—
Forgiveness of debt	977	(977)	(6)	—
Other income (loss), net	—	977	(6)	977

Total Other Loss	(3,140)	—		(3,140)
Income (loss) before income tax provision	(12,087)	—		(12,087)
Income tax provision	(368)	—		(368)

Net Loss	(12,455)	—		(12,455)
Net loss attributable to appropriated members’ equity	102,681	(102,681)	(7)	—
Net loss (income) attributable to Non-Controlling Interests	(88,682)	102,681	(7)	13,999

Net Income Attributable to Apollo Global Management (Stone Tower unaudited amounts are not adjusted for Apollo Operating Group non-controlling interest)	$1,544	$—		$1,544

(1)	To reclass to advisory and transaction fees from affiliates
(2)	To reclass from professional fees
(3)	To reclass to professional fees
(4)	To reclass to general, administrative and other
(5)	To reclass to net (losses) gains from investment activities
(6)	To reclass to other income (loss), net from forgiveness of debt
(7)	To reclass to Net loss (income) attributable to Non-Controlling Interests

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

3.	PRO FORMA NET (LOSS) INCOME PER CLASS A SHARE

The following table sets forth certain historical and pro forma per share financial information for the Class A shares of Apollo Global Management, LLC for the nine months ended September 30, 2012:

	Historical	Pro Forma
	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Numerator:
Net income (loss) attributable to Apollo Global
Management, LLC	$139,448	$149,912
Distributions declared on Class A shares	(120,865)	(120,865)
Distribution equivalents on participating securities	(21,814)	(21,814)
Earnings allocable to participating securities	—	—

Net (Loss) Income Attributable to Class A shareholders	$(3,231)	$7,233

Denominator:
Weighted average number of Class A shares—Basic	126,909,962	126,909,962

Net (loss) income per Class A share: Basic and Diluted
Distributable Earnings	$0.95	$0.95
Undistributed (loss) income	(0.02)	0.06

Net (loss) income per Class A share	$0.93	$1.01